Exhibit 99.(h)(1)(E)

Amended and Restated

SCHEDULE A

to Transfer Agency Agreement

Dated: January 21, 2014

AMERICAN BEACON FUNDS:

Institutional Class

Acadian Emerging Markets Managed Volatility Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Earnest Partners Emerging Markets Equity Fund - Inst. Class
Emerging Markets Fund - Inst. Class
Flexible Bond Fund - Inst. Class
Global Evolution Frontier Markets Income Fund- Inst. Class * High Yield Bond Fund - Inst. Class
Holland Large Cap Growth Fund - Inst. Class
Intermediate Bond Fund - Inst. Class
International Equity Fund - Inst. Class
International Equity Index Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
S&P 500 Index Fund - Inst. Class
SGA Global Growth Fund - Inst. Class
Short-Term Bond Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Index Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
Treasury Inflation Protected Securities Fund - Inst. Class
Zebra Global Equity Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

Y Class

Acadian Emerging Markets Managed Volatility Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Earnest Partners Emerging Markets Equity Fund - Y Class
Emerging Markets Fund - Y Class
Flexible Bond Fund - Y Class
Global Evolution Frontier Markets Income Fund- Y Class * High Yield Bond Fund - Y Class
Holland Large Cap Growth Fund - Y Class
Intermediate Bond Fund - Y Class
International Equity Fund - Y Class

Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Retirement Income and Appreciation Fund - Y Class
SGA Global Growth Fund - Y Class
Short-Term Bond Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Small Cap Value II Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Treasury Inflation Protected Securities Fund - Y Class
Zebra Global Equity Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

Retirement Class

International Equity Fund - Retirement Class
Large Cap Value Fund - Retirement Class
Small Cap Value Fund - Retirement Class

Advisor Class (formerly Service Class)

Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

Investor Class (formerly PlanAhead Class)

Acadian Emerging Markets Managed Volatility Fund - Investor Class

Balanced Fund - Investor Class

Bridgeway Large Cap Value Fund - Investor Class

Earnest Partners Emerging Markets Equity Fund - Investor Class

Emerging Markets Fund - Investor Class

Flexible Bond Fund - Investor Class

Global Evolution Frontier Markets Income Fund- Investor Class *

High Yield Bond Fund - Investor Class

Holland Large Cap Growth Fund - Investor Class

Intermediate Bond Fund - Investor Class

International Equity Fund - Investor Class

Large Cap Value Fund - Investor Class

Mid-Cap Value Fund - Investor Class

Retirement Income and Appreciation Fund - Investor Class

S&P 500 Index Fund - Investor Class

SGA Global Growth Fund - Investor Class

Short-Term Bond Fund - Investor Class

SiM High Yield Opportunities Fund - Investor Class

Small Cap Value Fund - Investor Class

Small Cap Value II Fund - Investor Class

Stephens Mid-Cap Growth Fund - Investor Class

Stephens Small Cap Growth Fund - Investor Class

The London Company Income Equity Fund - Investor  Class

Treasury Inflation Protected Securities Fund - Investor Class

Zebra Global Equity Fund - Investor Class

Zebra Small Cap Equity Fund - Investor Class

A Class

Acadian Emerging Markets Managed Volatility Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Earnest Partners Emerging Markets Equity Fund - A Class
Emerging Markets Fund - A Class
Flexible Bond Fund - A Class
Global Evolution Frontier Markets Income Fund- A Class * High Yield Bond Fund - A Class
Holland Large Cap Growth Fund - A Class
Intermediate Bond Fund - A Class
International Equity Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
Retirement Income and Appreciation Fund - A Class
SGA Global Growth Fund - A Class
Short-Term Bond Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
Treasury Inflation Protected Securities Fund - A Class
Zebra Global Equity Fund - A Class
Zebra Small Cap Equity Fund - A Class

C Class

Acadian Emerging Markets Managed Volatility Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Earnest Partners Emerging Markets Equity Fund - C Class
Emerging Markets Fund - C Class

Flexible Bond Fund - C Class
Global Evolution Frontier Markets Income Fund- C Class * High Yield Bond Fund - C Class
Holland Large Cap Growth Fund - C Class
Intermediate Bond Fund - C Class
International Equity Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
Retirement Income and Appreciation Fund - C Class
SGA Global Growth Fund - C Class
Short-Term Bond Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
Treasury Inflation Protected Securities Fund - C Class
Zebra Global Equity Fund - C Class
Zebra Small Cap Equity Fund - C Class

AMR Class

Balanced Fund - AMR Class
Emerging Markets Fund - AMR Class
High Yield Bond Fund - AMR Class
International Equity Fund - AMR Class
Large Cap Value Fund - AMR Class
Mid-Cap Value Fund - AMR Class
Small Cap Value Fund - AMR Class

AMERICAN BEACON SELECT FUNDS:

Money Market Select Fund

U.S. Government Money Market Select Fund

AMERICAN BEACON FUNDS		STATE STREET BANK AND
AMERICAN BEACON SELECT FUNDS		TRUST COMPANY

By:	/s/ Terri McKinney	By:	/s/ Michael Rogers
Name:	Terri McKinney	Name:	Michael Rogers
Title:	Vice President	Title:	Executive Vice President

*Expected effective date shall be on or about:

Global Evolution Frontier Markets Income Fund	February 3, 2014